FIRST AMENDMENT TO SETTLEMENT AGREEMENT

         FIRST AMENDMENT, dated as of April 24, 1992 (the "Amendment"), to the Settlement Agreement dated as of November 2, 1989 (the "Settlement Agreement") among Public Service Company of New Mexico, a New Mexico corporation ("PNM"), the lender parties thereto (the "Lenders") and Chemical Bank as agent (the "Agent") and collateral agent (the "Collateral Agent").

                                   Background

         A. PNM, the Lenders, the Agent and the Collateral Agent are parties to the Settlement Agreement. All terms defined in or by preference in the Settlement Agreement and not otherwise defined herein are used herein with the meanings as so defined.

         B. PNM, the Lenders, the Agent and the Collateral Agent have agreed to amend the Settlement Agreement in the manner hereinafter set forth.

                              Terms and Conditions

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and in reliance upon the mutual undertakings of the parties hereto, PNM, the Agent, the Collateral Agent and the Lenders hereby agree as follows:

         1. Occurrence of Certain Events. Prior to or simultaneously with the execution and delivery of this Amendment by all parties hereto, (a) Meadows Resources, Inc. ("Meadows"), the Agent, the Collateral Agent and the Lenders shall have executed and delivered an amendment (in the form of Exhibit A attached hereto) to that certain Restructuring Agreement dated as of February 14, 1990 among Meadows, the Agent, the Collateral Agent and the Lenders (the "First Restructuring Agreement Amendment") and PNM shall have consented thereto and (b) PNM shall have delivered to the Agent, the Collateral Agent and the Lenders a certificate of the Assistant Secretary of PNM, dated as of the date hereof, substantially in the form of Exhibit B attached hereto and certifying that (i) attached thereto is a true, correct and complete copy of resolutions duly adopted by the full Board of Directors of PNM, authorizing the execution, delivery and performance of this Amendment by PNM, (ii) such resolutions have not been modified, rescinded or amended and are in full force and effect and
(iii) set forth in such certificate is the name, title and true signature of an officer of PNM authorized to execute this Amendment and consent to the First Restructuring Agreement Amendment.

         2. Amendments to Settlement Agreement. Effective as of the date (the "Approved Date") upon which an order from the New Mexico Public Service
Commission, in its Case No. 2429, approving the transactions contemplated by this Section 2 becomes final and non-appealable, Section 3.4(a) of the Settlement Agreement is hereby amended and restated in its entirety as follows (which amendment and restatement shall be effective as of the Approval Date, it being understood and agreed that the original terms of such Section 3.4(a) (without such amendment and restatement) shall apply to all actions, events and circumstances (including without limitation the remittal of sums by the Collateral Agent to PNM or the Lenders) subject to such original terms and occurring prior to the Approval Date):

         "(a) Recapture. Subject to Sections 3.2, 3.3 and 3.4 (b) hereof, if at any time the Agent, the Collateral Agent or the Lenders shall have received and retained $115,540,000 after May 1, 1989 on the Debt from any source, including without limitation payments from PNM under Section 3.1 hereof, the Collateral Agent shall remit promptly to PNM as a refund of a portion of the damages paid by PNM amounts equal to any sums subsequently received by the Collateral Agent in respect of the Debt or of any interest in the residual value of Meadows allocated to the Lenders in connection with the Meadows Restructuring Agreement (as hereinafter defined), until PNM has been fully reimbursed without interest, for any payments it has made to the Collateral Agent under Sections 3.1(b), (c),
(d) or (e) or Section 3.3 hereof; provided, however, that no remittances shall be made to PNM under this Section 3.4(a) until after the Collateral Agent has received and distributed to the Lenders in accordance with the Consent and Override Agreement (i) the payments contemplated to be made by Meadows pursuant to Section 2 of the First Restructuring Agreement Amendment (as hereinafter defined), (ii) other sums received by the Collateral Agent (up to $100,000 in the aggregate) from any source in respect of the Debt and (iii) if the Bellamah Release (as hereinafter defined) is effected pursuant to Section 4 of the First Settlement Agreement Amendment (as hereinafter defined), the sum of $100, 000 (paid by Meadows and/or the Bellamah Trustee in Bankruptcy (the "Bellamah Trustee")) plus the payments contemplated to be made by Meadows pursuant to clause (e) of the second proviso to such Section 4, which amounts shall be in addition to the sum referred to in the preceding clause (ii), as consideration for the Lenders' consent to the full and complete release (the "Bellamah Release") of (w) the Meadows Interests (as hereinafter defined), (x) the claims of the Lenders, the Collateral Agent and the Agent against Bellamah arising with respect to the Meadows Interests, (y) the Bellamah Obligations (as hereinafter defined) and (z) the claims of the Collateral Agent, the Agent and the Lenders against Dawson Ridge Metropolitan District No. 1 ("Dawson Ridge"), which Bellamah Release (aa) shall include but not be limited to the release of all liens on and security interests in Bellamah and property of Bellamah conveyed by Bellamah to Meadows and collaterally assigned by Meadows to the Collateral Agent and (bb) notwithstanding the foregoing, shall not effect a release of the obligations, if any, of the Bellamah Trustee of the kind (and in the maximum amount) referred to in paragraph 6 of Exhibit C attached hereto; provided, further, that if the Bellamah Release has not theretofore been so effected, the Collateral Agent shall be required so to remit to PNM only fifty percent (50%) of the sums so received by the Collateral Agent from any Bellamah Distribution or Bellamah Sale (each as hereinafter defined), it being understood and agreed that sums so received from Bellamah Distributions and Bellamah Sales and distributed to the Lenders in accordance with the next succeeding sentence shall not reduce the sums which the Collateral Agent is to distribute to the Lenders under clause (ii) of the immediately preceding proviso. Any of the foregoing sums received by the Collateral Agent in respect of the Debt and on account of which the Collateral Agent (i) is required to make payment to PNM pursuant to the immediately preceding sentence shall be paid by the Collateral Agent to PNM and not distributed to the Lenders (ii) is not required to make such payment to PNM shall be distributed by the Collateral Agent to the Lenders in accordance with the Consent and Override Agreement. As used herein, (i) "First Restructuring Agreement Amendment" shall have the meaning specified in that certain First Amendment to Settlement Agreement dated as of April 24, 1992 executed by the parties hereto (the "First Settlement Agreement Amendment"),
(ii) "Meadows Interests" shall mean Meadows' claims against and direct and indirect equity interests in Bellamah, (iii) "Bellamah Obligations" shall mean the obligations of Bellamah under the Guarantee Agreement (as defined in the Credit Agreement), (iv) "Bellamah Distribution" shall mean any distribution or other realization of any nature in respect of the Meadows Interests or Bellamah Obligations and (v) "Bellamah Sale" shall mean any sale, assignment or other disposition of assets of Bellamah or of the Meadows Interests or Bellamah Obligations."

         3. No Other Amendments. Except as expressly provided in Section 2 hereof, the Settlement Agreement shall continue in full force and effect in accordance with the provisions thereof, and nothing in this Amendment shall, except as expressly provided in such Section 2, limit, impair, constitute or be deemed to constitute a waiver of, or otherwise affect the rights and remedies of PNM, the Agent, the Collateral Agent and the Lenders under the Settlement Agreement.

         4. Bellamah Release. Notwithstanding anything in any Loan Document or Existing Agreement to the contrary, the Lenders hereby consent to the Bellamah Release and direct the Collateral Agent and the Agent to execute and deliver (on behalf of the Collateral Agent, the Agent and the Lenders) all documents reasonably requested by PNM or Meadows to effectuate the Bellamah Release; provided, however, that neither the Agent nor the Collateral Agent shall execute and deliver any release (or covenant not to sue) to effectuate the Bellamah Release; unless the form of such release (or covenant) shall have been approved in writing by the Lenders prior to such execution and delivery; provided, further, that prior to or substantially simultaneously with such execution and delivery, (a) the Lenders, the Collateral Agent and the Agent shall have received written releases (or, in the case of Putnam Tax Free High Yield Fund, MFS Managed High Yield Municipal Bond Trust, Eaton Vance High Yield Municipal Trust and their respective assignees (if any) (collectively, the "Dawson Ridge Institutional Investors"), written covenants not to sue), in form and substance reasonably satisfactory to the Collateral Agent, from each of the Bellamah Trustee, Dawson Ridge, and the Dawson Ridge Institutional Investors, (b) the amendments to Section 3.4(a) of the Settlement Agreement as set forth in Section 2 hereof shall have become effective, (c) the Collateral Agent shall have received the $100,000 (in immediately available funds) referred to in clause
(iii) of the first proviso to Section 3.4(a) of the Settlement Agreement (as so amended), (d) the Collateral Agent shall have received the amounts referred to in Section 2 of the First Restructuring Agreement Amendment, (e) Meadows shall have paid to the Collateral Agent in immediately available funds an amount (not in excess of $50,000) equal to the legal fees and expenses (i) of the Collateral Agent in connection with the negotiation, execution and delivery of this Amendment, the First Restructuring Agreement Amendment, the Bellamah Release and related documentation and (ii) not reimbursed by Meadows pursuant to clause (b) of Section 2 of the First Restructuring Agreement Amendment and (f) additional settlement arrangements with the Bellamah Trustee and Dawson Ridge, the principal terms of which substantially conform to those described in Exhibit C-1 attached hereto, shall have been consummated.

     5.  Representations and Warranties.

     (a) PNM Representations and Warranties. PNM hereby represents and warrants to the Agent, the Collateral Agent and the Lenders that (a) PNM is authorized to execute, deliver and perform this Amendment, (b) PNM's execution, delivery and performance of this Amendment does not violate any law, statute, ordinance, rule, regulation, charter, bylaw or agreement to which PNM is subject or by which PNM is bound, (c) the persons executing and delivering this Amendment and each instrument or document delivered pursuant hereto on PNM's behalf are authorized to do so and (d) this Amendment constitutes the legal, valid and binding obligation of PNM, enforceable against PNM in accordance with its terms.

     (b) Lender Representations and Warranties.
Each Lender hereby separately represents and warrants to PNM that (a) such Lender is authorized to execute, deliver and perform this Amendment, (b) such Lender's execution, delivery and performance of this Amendment does not violate any law, statute, ordinance, rule, regulation, charter, bylaw or agreement to which such Lender is subject or by which such Lender is bound, (c) the persons executing and delivering this Amendment and each instrument or document delivered pursuant hereto on such Lender's behalf are authorized to do so and
(d) this Amendment constitutes the legal, valid and binding obligation of such Lender, enforceable against such Lender in accordance with its terms.

     (c) Agent and Collateral Agent Representations and Warranties. Each of the Agent and the Collateral Agent hereby separately represents and warrants to PNM that (a) it is authorized to execute, deliver and perform this Amendment, (b) the execution, delivery and performance of this Amendment does not violate any law, statute, ordinance, rule, regulation, charter, bylaw or agreement to which it is subject or by which it is bound, (c) the persons executing this Amendment and each instrument or document delivered pursuant hereto on its behalf are authorized to do so and (d) this Amendment constitutes the legal, valid and binding obligation of the Agent or the Collateral Agent, as the case may be, enforceable against the Agent or the Collateral Agent, as the case may be, in accordance with its terms.

     6. PNM Waiver. PNM hereby waives all rights and remedies referred to in the second paragraph of that certain letter dated December 31, 1990 from PNM to the Collateral Agent (a copy of which letter is attached hereto as Exhibit D).

     7. Notices. Notices and other communications in connection herewith shall be in writing and shall be delivered (which delivery may be affected by telecopy, facsimile transmission, telex, graphic scanning or other telegraphic communications equipment) mailed or addressed.

         (a) if to PNM,  at  Alvarado  Square,  Albuquerque,  New  Mexico  87158
         (telecopy no. (505) 242-6927), Attention: Patrick T. Ortiz, Esq., Senior Vice President and General Counsel, with copies to Keleher & McLeod, P.A.., Public Service Building, P.O. Drawer AA, 414 Silver
         Avenue, S.W., Albuquerque, New Mexico 87102 (telecopy no. (505) 764-9643), Attention: William B. Keleher, Esq.; and

         (b) if to the Agent, the Collateral Agent or any Lender, at its address set forth on Schedule 1 hereto, with a copy to Wachtell, Lipton, Rosen & Katz, 299 Park Avenue, New York, New York 10171 (telecopy no. (212) 371-1658), Attention: Harold S. Novikoff, Esq.

     8. APPLICABLE LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK FOR CONTRACTS MADE AND WHOLLY PERFORMED WITHIN THAT STATE.

     9. Counterparts and Signatures. This Amendment may be executed in two or more counterparts, each of which shall constitute an original but all of which when taken together shall constitute but one contract. This Amendment shall be deemed executed and delivered by any party hereto if a copy or facsimile of a signature page hereof executed by such party is delivered to the Collateral Agent in accordance with Section 7 hereof.

     10. Headings. Section headings used herein are for convenience of reference only and are not to affect the construction of, or to be taken into consideration in interpreting, this Amendment.

     11. No Third Party Beneficiaries; No Admissions. The agreements set forth herein with respect to the Bellamah Release are solely for the benefit of the parties hereto, and no third party (including without limitation the Bellamah Trustee, Dawson Ridge and the Dawson Ridge Institutional Investors) shall (i) be entitled to rely upon the terms and provisions hereof for any purpose whatsoever or (ii) have any claim whatsoever against any party hereto arising out of any failure or alleged failure of such party to perform its obligations hereunder. Nothing set forth herein or in any exhibit hereto shall constitute an admission of fault or inability on the part of any party hereto with respect to any matters concerning Bellamah or Dawson Ridge.

                     First Amendment to Settlement Agreement

                                 Signature Page

         IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the day and year first above written.

                                     PUBLIC SERVICE COMPANY
                                     OF NEW MEXICO

                                     By:
                                              ----------------------------------
                                              Title:

                                     CHEMICAL BANK,
                                              individually and as Agent
                                              and Collateral Agent

                                     By:
                                              ----------------------------------
                                              Title:

                                     THE BANK OF NEW YORK (formerly
                                              known as Irving Trust Company

                                     By:
                                              ----------------------------------
                                              Title:

                                     BARCLAYS BANK PLC


                                     By:
                                              ----------------------------------
                                              Title:

                                     UNION BANK

                                     By:
                                              ----------------------------------
                                              Title:

                                     FIRST NATIONAL BANK IN
                                     ALBUQUERQUE

                                     By:
                                              ----------------------------------
                                              Title:

                                     DREXEL BURNHAM LAMBERT
                                              COMMERCIAL PAPER
                                              INCORPORATED

                                     By:
                                              ----------------------------------
                                              Title:

                                     MORGAN GUARANTY TRUST COMPANY
                                              OF NEW YORK

                                     By:
                                              ----------------------------------
                                              Title:

                                     UNITED NEW MEXICO BANK (formerly
                                              FIRST INTERSTATE BANK OF
                                              ALBUQUERQUE)

                                     By:
                                              ----------------------------------
                                              Title:

                                     FIRST NATIONAL BANK OF BELEN


                                     By:
                                              ----------------------------------
                                              Title:

                     FIRST AMENDMENT TO SETTLEMENT AGREEMENT
                                    EXHIBIT A

                   FIRST AMENDMENT TO RESTRUCTURING AGREEMENT

         FIRST AMENDMENT, dated as of April 24, 1992 (the "Amendment"), to the Restructuring Agreement dated as of February 14, 1990 (the "Restructuring Agreement") among Meadows Resources, Inc., a New Mexico corporation ("Meadows"), the lender parties thereto (the "Lenders") and Chemical Bank as agent (the "Agent") and collateral agent (the "Collateral Agent").

                                   Background

         A. Meadows, the Lenders, the Agent and the Collateral Agent are parties to the Restructuring Agreement. All terms defined in or by reference in the Restructuring Agreement and not otherwise defined herein are used herein with the meanings as so defined.

         B. Meadows, the Lenders, the Agent and the Collateral Agent have agreed to amend the Restructuring Agreement in the manner hereinafter set forth.

                              Terms and Conditions

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and in reliance upon the mutual undertakings of the parties hereto, Meadows, the Agent, the Collateral Agent and the Lenders hereby agree as follows:

         1. Occurrence of Effective Time. Prior to or simultaneously with the execution and delivery of this Amendment by all parties hereto (the "Effective Time"), Public Service Company of New Mexico ("PNM"), the Agent, the Collateral Agent and the Lenders shall have executed and delivered an amendment (in the form of Exhibit A hereto) to that certain Settlement Agreement dated as of November 2, 1989 among PNM, the Agent, the Collateral Agent and the Lenders (the "First Settlement Agreement Amendment").

         2. Certain Payments by Meadows. Upon the date on which an order from the New Mexico Public Service Commission, in its Case No. 2429, approving the transactions contemplated by Section 2 of the First Settlement Agreement Amendment becomes final and non-appealable, Meadows shall pay (a) the sum of $100,000 in immediately available funds to the Collateral Agent for distribution to the Lenders in accordance with the Consent and Override Agreement and (b) to the Collateral Agent in immediately available funds an amount (not in excess of $50,000) equal to the legal fees and expenses of the Collateral Agent in connection with the negotiation, execution and delivery of this Amendment, the First Settlement Agreement Amendment, the Bellamah Release (as defined in the First Settlement Agreement Amendment) and related documentation. Such amounts shall constitute partial consideration for the Bellamah Release.

         3. Amendments to Restructuring Agreement. Effective as of the Effective Time, the Restructuring Agreement is hereby amended as follows:

            (a) Section 2.1(a) of the Restructuring Agreement is amended by deleting the reference to "March 31, 1992" and replacing such reference with "September 30, 1993."

            (b) Section 2.1(a) (iii) (w) of the Restructuring Agreement is amended by adding after the word "hereof": "or to repay (pursuant to Section 3.6 hereof) amounts owed to PNM under the PNM Loan Agreement (as hereinafter defined)."

            (c) Section 2.2 of the Restructuring Agreement is amended by deleting the reference to "March 31, 1992" and replacing such reference with "September 30, 1993."

            (d) Section 2.3 of the Restructuring Agreement is amended by adding the following at the end thereof: "Notwithstanding the foregoing, the Borrower shall be entitled during the calendar year 1992 to use its assets (including without limitation the proceeds of any loans made by PNM to the Borrower pursuant to the PNM Loan Agreement) to fund Liquidation Expenses in an aggregate amount not in excess of $991,000. For purposes of this Section 2.3, the repayment of the principal amount of any borrowings by the Borrower under the PNM Loan Agreement shall not be counted as a use of assets to fund Liquidation Expenses.

            (e) Section 3.1 is amended by adding the following at the end thereof: "Notwithstanding the foregoing, the Borrower shall be entitled during the calendar year 1992 to use the proceeds of any sales contemplated by this
Section 3.1 for any purpose permitted by Section 2.1(a) (iii)."

            (f) The following Section 3.6 is added at the end of Article III of the Restructuring Agreement:

                  "3.6 PNM Loan Agreement.  The Lenders hereby waive  compliance
         (a) in the case of the Banks and the Existing Creditors, with all provisions of the Loan Documents and (b) in the case of each Existing Creditor, with all provisions of the Existing Agreements for which such Existing Creditor is a party, in each case to the extent and only to the extent necessary to permit Meadows to (a) execute, deliver and perform a Loan Agreement (the "PNM Loan Agreement") in the form of Exhibit B (with such changes to the date of such Loan Agreement as may be appropriate) to that certain First Amendment to Restructuring Agreement, dated as of April 24, 1992, executed by the parties hereto,
         (b) make borrrowings and payments to the extent contemplated under the PNM Loan Agreement and (c) convey to PNM (pursuant to one or more collateral agreements in form and substance reasonably satisfactory to the Collateral Agent) a lien on and security in the assets of Meadows identified in Schedule 2 of the PNM Loan Agreement, in order to secure the obligations of Meadows to PNM thereunder. Meadows agrees to deliver to the Collateral Agent copies of reports required under Section 3(a) of the PNM Loan Agreement, as and when such reports are delivered to PNM."

         4. Bellamah Release. Notwithstanding anything in any Loan Document or Existing Agreement to the contrary, the Lenders hereby consent to the Bellamah Release and direct the Collateral Agent and the Agent to execute and deliver (on behalf of the Collateral Agent, the Agent and the Lenders) all documents reasonably requested by PNM or Meadows to effectuate the Bellamah Release; provided, however, that neither the Agent nor the Collateral Agent shall execute and deliver any release (or covenant not to sue) to effectuate the Bellamah Release, unless the form of such release (or covenant) shall have been approved in writing by the Lenders prior to such execution and delivery; provided, further, that prior to or substantially simultaneously with such execution and delivery, (a) the Lenders, the Collateral Agent and the Agent shall have received written releases (or, in the case of Putnam Tax Free High Yield Fund, MFS Managed High Yield Municipal Bond Trust, Eaton Vance High Yield Municipal Trust and their respective assignees (if any) (collectively, the "Dawson Ridge Institutional Investors"), written covenants not to sue), in form and substance reasonably satisfactory to the Collateral Agent, from each of the Bellamah Trustee in Bankruptcy (the "Bellamah Trustee"), the Dawson Ridge Metropolitan District No. 1 ("Dawson Ridge") and the Dawson Ridge Institutional Investors,
(b) the amendments to Section 3.4(a) of the Settlement Agreement as set forth in
Section 2 of the First Settlement Agreement Amendment shall have become effective, (c) the Collateral Agent shall have received the $100,000 (in immediately available funds) referred to in clause (iii) of the first proviso to
Section 3.4(a) of the Settlement Agreement (as so amended), (d) the Collateral Agent shall have received the amounts referred to in Section 2 of this Amendment, (e) Meadows shall have paid to the Collateral Agent in immediately available funds an amount (not in excess of $50,000) equal to the legal fees and expenses (i) of the Collateral Agent in connection with the negotiation, execution and delivery of this Amendment, the First Settlement Agreement Amendment, the Bellamah Release and related documentation and (ii) not reimbursed by Meadows pursuant to clause (b) of Section 2 of this Amendment and
(f) additional settlement arrangements with the Bellamah Trustee and Dawson Ridge, the principal terms of which substantially conform to those described in Exhibit C-1 attached hereto, shall have been consummated.

         5. Meadows' Waivers. Meadows hereby (i) represents and warrants to the Agent, the Collateral Agent and the Lenders that Meadows has succeeded to all of the rights of North Sandia Partners, Inc. ("NSP") under that certain Incentive Fee Agreement dated as of February 14, 1990 (the "Incentive Fee Agreement") among NSP, the Lenders, the Agent and the Collateral Agent, (ii) waives all rights to Target Level Excess Payments (as defined in the Incentive Fee Agreement) with respect to amounts contemplated to be paid to the Collateral Agent pursuant to Sections 2 and 4 of this Amendment and clause (ii) of the first proviso to Section 3(a) of the Settlement Agreement (as amended by the First Settlement Agreement Amendment) and (iii) waives all rights and remedies referred to in the second paragraph of that certain letter dated December 31, 1990 from Meadows to the Collateral Agent (a copy of which is attached hereto as Exhibit D).

         6. Notices. Notices and other communications in connection herewith shall be in writing and shall be delivered (which delivery may be effected by telecopy, facsimile transmission, telex, graphic scanning or other telegraphic communications equipment) mailed to addressed,

            (a) if to  Meadows,  at  6400  Uptown  Boulevard,  Suite  200  West,
         Albuquerque,   New  Mexico  87110   (telecopy,   no.  (505)  883-0724),
         Attention: M.A. Clifton, with copies to Keleher & Mcleod, P.A., Public Service Building, P.O. Drawer AA, 414 Silver Avenue, S.W., Albuquerque, New Mexico 87102 (telecopy no. (505) 764-9643), Attention: William B. Keleher, Esq.; and

            (b) if to the Agent, the Collateral Agent or any Lender, at its address set forth on Schedule 1 hereto, with a copy to Wachtell,
         Lipton, Rosen & Katz, 299 Park Avenue, New York, New York 10171 (telecopy no. (212) 371-1658), Attention: Harold S. Novikoff, Esq.

         7. APPLICABLE LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK FOR CONTRACTS MADE AND WHOLLY PERFORMED WITHIN THAT STATE.

         8. Counterparts and Signatures. This Amendment may be executed in two or more counterparts, each of which shall constitute an original but all of which when taken together shall constitute but one contract. This Amendment shall be deemed executed and delivered by any party hereto if a copy or facsimile of a signature page hereof executed by such party is delivered to the Collateral Agent in accordance with Section 6 hereof.

         9. Headings. Section headings used herein are for convenience of reference only and are not to affect the construction of, or to be taken into consideration in interpreting, this Amendment.

         10. No Third Party Beneficiaries; No Admissions. The agreements set forth herein with respect to the Bellamah Release are solely for the benefit of the parties hereto, and no third party (including without limitation the Bellamah Trustee, Dawson Ridge and the Dawson Ridge Institutional Investors) shall (i) be entitled to rely upon the terms and provisions hereof for any purpose whatsoever or (ii) have any claim whatsoever against any party hereto arising out of any failure or alleged failure of such party to perform its obligations hereunder. Nothing set forth herein or in any exhibit hereto shall constitute any admission of fault or liability on the part of any party hereto with respect to any matters concerning Bellamah or Dawson Ridge.

                   First Amendment to Restructuring Agreement

                                 Signature Page

         IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the day and year first above written.

                                     MEADOWS RESOURCES, INC.


                                     By:
                                              ----------------------------------
                                              Title:

                                     CHEMICAL BANK,
                                              individually and as Agent
                                              and Collateral Agent

                                     By:
                                              ----------------------------------
                                              Title:

                                     THE BANK OF NEW YORK (formerly
                                              known as Irving Trust Company)

                                     By:
                                              ----------------------------------
                                              Title:

                                     BARCLAYS BANK PLC


                                     By:
                                              ----------------------------------
                                              Title:

                                     UNION BANK

                                     By:
                                              ----------------------------------
                                              Title:

                                     FIRST NATIONAL BANK IN
                                              ALBUQUERQUE

                                     By:
                                              ----------------------------------
                                              Title:

                                     DREXEL BURNHAM LAMBERT
                                              COMMERCIAL PAPER
                                              INCORPORATED

                                     By:
                                              ----------------------------------
                                              Title:

                                     MORGAN GUARANTY TRUST
                                              COMPANY OF NEW YORK

                                     By:
                                              ----------------------------------
                                              Title:

                                     UNITED NEW MEXICO BANK (formerly
                                              FIRST INTERSTATE BANK OF
                                              ALBUQUERQUE)

                                     By:
                                              ----------------------------------
                                              Title:

                                     FIRST NATIONAL BANK OF BELEN


                                     By:
                                              ----------------------------------
                                              Title:

Consent

The undersigned hereby consents to the execution and delivery of the foregoing First Amendment to Restructuring Agreement.

PUBLIC SERVICE COMPANY OF
          NEW MEXICO

By:
          -----------------------------------------------
          Title

                     FIRST AMENDMENT TO SETTLEMENT AGREEMENT

                                    EXHIBIT B

                        ASSISTANT SECRETARY'S CERTIFICATE

         Pursuant to Section 1 of that certain  First  Amendment  to  Settlement
Agreement dated as of April 24, 1992 (the "Amendment") to the Settlement Agreement dated as of November 2, 1989 among Public Service Company of New Mexico ("PNM"), the lender parties thereto and Chemical Bank as agent and collateral agent, the undersigned, in her capacity as Assistant Secretary of PNM, hereby certifies as follows:

         (i) Attached hereto as Exhibit A is a true, correct and complete copy of resolutions (the "Resolutions") duly adopted by the full Board of Directors of PNM, authorizing the execution, delivery and performance of this Amendment by PNM.

         (ii) the Resolutions have not been modified, rescinded or amended and are in full force and effect and

         (iii) the following named individual is a duly elected, qualified and acting officer of PNM holding the office set forth below as of the date hereof, and the signature set opposite such individual's name and title is a true and authentic signature.

        Name                     Title                      Signature
        ----                     -----                      ---------

 J.B. Mulcock, Jr.       Senior Vice President
                                                  ------------------------------




                                                  ------------------------------
                                                       Assistant Secretary

Dated as of April 24, 1992

                      PUBLIC SERVICE COMPANY OF NEW MEXICO

                       CERTIFICATE OF ASSISTANT SECRETARY

         I, K.A. Knight, do hereby certify that I am the duly elected, qualified and acting Assistant Secretary of Public Service Company of New Mexico, a corporation organized and existing under the laws of the State of New Mexico, and that a meeting of the Board of Directors of said Corporation duly called and held on the 4th day of February, 1992, at which a quorum was present and voting, the following resolutions were unanimously adopted:

         WHEREAS, by Application (the "Application") filed with the New Mexico Public Service Commission (the "Commission") in Case No. 2429, the Company requested authority from the Commission to make a loan (the "Loan") of up to $750,000 to Meadows Resources, Inc. ("Meadows") for the purpose of funding certain expenses incurred or to be incurred by Meadows in liquidating its business and disposing of its assets;

         WHEREAS, by its Order Adopting Recommended Decision to Allow Interim Relief, issued on January 6, 1992 (the "Interim Order"), the Commission authorized the Company to make the loan. The Interim Order states, among other things, (i) that if, after final hearing on the Application, the Commission disapproves the Loan, the Company will immediately seek to have Meadows repay the funds advanced by the Company, and (ii) that the Company will have the burden of establishing that its ratepayers have been held harmless from the Loan;

         WHEREAS, the Loan is to bear interest at a rate equal to the Company's average cost of short-term funds, is to be secured by certain assets of Meadows, is to be repaid from the proceeds received by Meadows from disposition of its assets, and is otherwise to be on terms and conditions that are consistent with the Application and the Interim Order;

         WHEREAS, Chemical Bank, as Collateral Agent for certain creditors of Meadows ("Chemical Bank"), and perhaps some or all of such creditors, will be requested to consent to the Loan, and the Loan will not be made without such consent. In connection with such request, Chemical Bank may seek amendments to the Settlement Agreement dated as of November 2, 1989, among the Company, the lender parties thereto (the "Lenders") and Chemical Bank (the "Settlement Agreement"); pursuant to the Settlement Agreement the Company is entitled, under circumstances specified therein, to receive "Recapture Payments" from Chemical Bank with respect to damages heretofore paid by the Company to the Lenders in connection with disputes involving indebtedness of Meadows to the Lenders;

         NOW, THEREFORE, it is HEREBY RESOLVED that the Company be, and it hereby is, authorized and empowered to make the Loan to Meadows, on terms permitted by and subject to the conditions set forth in the Application and the Interim Order.

         FURTHER RESOLVED, that in connection with the Loan the Company may agree to such amendments to the Settlement Agreement, and may make such other agreements with Chemical Bank and the Lenders, as the proper officers of the Company may determine to be in the best interests of the Company; and

         FURTHER RESOLVED, that in connection with the Loan, the proper officers of the Company are hereby authorized and empowered on behalf of the Company to do such acts and to execute such agreements and other instruments as they may determine to be appropriate or desirable, and to cause the Company to perform its obligations under such agreements and instruments.

         I DO FURTHER CERTIFY that the above has not been amended, modified, or rescinded, but remains in full force and effect. IN WITNESS WHEREOF, I have hereunto set my hand and affixed the seal of the said Corporation as of the 24th day of April

1992.

                                            -----------------------------------
                                                 Assistant Secretary

                     FIRST AMENDMENT TO SETTLEMENT AGREEMENT

                                    EXHIBIT C

                     Principal Terms of Additional Bellamah
                    and Dawson Ridge Settlement Arrangements

1. Meadows, Crestar Capital Corporation ("Crestar") and all other parties released by the Bellamah Trustee as contemplated in Paragraph 3 below will release all claims they have made in the Bellamah bankruptcy proceedings including, but not limited to, the priority administrative claim filed by Meadows in the amount of $330,000 plus interest.

2. Crestar will assign to the Bellamah Trustee its entire one-half interest in the real property lien on Lakepointe Tract C-7 and its interest in or lien upon all escrowed funds.

3.     The parties will execute  mutual,  global  releases,  with the Bellamah
       Trustee  releasing   Meadows,   Crestar,   PNM  and  certain,   as  yet
       unidentified, PNM subsidiaries and their affiliates.

4.     Meadows/PNM will pay the Bellamah Trustee the cash sum of $1,500,000.00.

5. Meadows and PNM will provide the Bellamah Trustee access, on a reasonable basis, to documents which may be necessary or useful to the Bellamah Trustee in the prosecution of the claims that he will retain against Geist, Jennings, Roundtree, Crocker, Bobb, and Joint Asset Escrow.

6. After the Bellamah Trustee has received the net sum of $3,500,000.00 from the sale of property encumbered by the Meadows liens (the "Meadows Liens") collaterally assigned to the Collateral Agent, the Bellamah Trustee will pay to Meadows (for distribution under amended Section 3.4(a) of the Settlement Agreement) one-half of the net proceeds from additional sales of property encumbered by the Meadows Liens, up to a maximum of $50,000.

7.     See attached Exhibit C-1, which is incorporated herein by this reference.

                     FIRST AMENDMENT TO SETTLEMENT AGREEMENT
                                    EXHIBIT D

                      PUBLIC SERVICE COMPANY OF NEW MEXICO
                 ALVARADO SQUARE, ALBUQUERQUE, NEW MEXICO 87158


Via Telecopy and Federal Express

                                                           December 31, 1990



Chemical Bank, as Collateral Agent
277 Park Avenue
New York, New York  10172

Attention: William Gullion

Gentlemen:

         Reference is made to (1) the Assignment, Security Agreement and Waiver (the "Security Agreement") dated as of November 2, 1989, among Meadows Resources, Inc. ("Meadows"), the lenders party thereto (the "Lenders") and Chemical Bank, as Agent and Collateral Agent (the "Collateral Agent"), (2) the Settlement Agreement (the "Settlement Agreement") dated as of November 2, 1989, among Public Service Company of New Mexico ("PNM"), the Lenders and the Collateral Agent (3) the Certification and Request made by Meadows pursuant to the Security Agreement on November 7, 1990, for withdrawal of $1,353,779, (4) the Certification and Request made by Meadows pursuant to the Security Agreement on December 21, 1990, for withdrawal of $228,519.75, (5) the Certification and Request made by Meadows pursuant to the Security Agreement on December 27, 1990, for withdrawal of $25,499.50 (the Certifications and Requests referred to in items (3), (4) and (5) are hereinafter referred to collectively as the "Requests").

         Pursuant to Section 3.1(a) of the Settlement Agreement, and in reliance upon the objections and reservations set forth in the letter of even date from Meadows to the Collateral Agent, PNM is remitting to the Collateral Agent, PNM is remitting to the Collateral Agent the sum of $1,276,850.52. Said remittance is $878,434.12 more than it would have been had the Collateral Agent honored the Requests. PNM believes that the Requests were properly made and should have been honored. PNM therefore reserves all rights and remedies it may have to recover from each Lender any portion of the $878,434.12 received by such Lender. PNM also reserves all rights and remedies it may have with respect to disbursements made pursuant to Section 5.3 of the Restructuring Agreement dated as of February 14, 1990, among Meadows, the Lenders

December 31, 1990
Page Two

and the Collateral Agent (the "Restructuring Agreement") and amounts withheld from the Account (as defined in the Security Agreement) on account of claims or possible claims of North Sandia Partners, Inc., to disbursements under said
Section 5.3.

                                              Very truly yours,

                                              Public Service Company
                                                     of New Mexico

                                              By:
                                              ---------------------------------
                                              J. B. Mulcock, Jr.,
                                              Senior Vice President

                     FIRST AMENDMENT TO SETTLEMENT AGREEMENT

                                   SCHEDULE 1

Chemical Bank
277 Park Avenue

New York, New York  10172
Attention:  Mr. William Gullion
Telecopy:   (212)  308-3825

Barclays Bank PLC
Barclays Bank Building
75 Wall Street
New York, New York  10265

Attention:  Les Beck
            Lauri Novick, Esq.

Telecopy:   (212)  412-3040

Drexel Burnham Lambert, Inc.
60 Broad Street
60th Floor
New York, New York  10004

Attention:  Ms. Kathleen Starrs
Telecopy:   (212)  232-9913

The Bank of New York
One Wall Street
New York, New York  10015

Attention:  Mr. Gerard Hanabergh
Telecopy:   (212)  635-7290

The Bank of New York
Legal Department
123 Main Street

White Plains, New York  10602
Attention:  Joan Highland, Esq.
Telecopy:   (914)  684-5573

Morgan Guaranty Trust Company
of New York
60 Wall Street
New York, New York  10260

Attention:  Ms. Jean Robinson
            Sharon Lindsay, Esq.
Telecopy:   (212)  648-5005

United New Mexico Bank
Special Assets Department
200 Lomas N.W.

Albuquerque, New Mexico  87102
Attention:   Mr. Scott Blymn
Telecopy:    (505)  246-2830

First National Bank In Albuquerque
40 First Plaza, N.W.
Albuquerque, New Mexico  87102
Attention:   Mr. Melvin Hertz
             David Arnold, Esq.
Telecopy:    (505)  242-4066

First National Bank of Belen
101 S. Main
Belen, New Mexico  87002

Attention:   Mr. Tim D. Hargrove
Telecopy:    (505)  864-5705

Union Bank
Energy Capital Services
445 South Figueroa Street

Los Angeles, California  90071
Attention:   Mr. Philip Flynn
             Mr. John Edmonston
Telecopy:    (213)  236-4096